Exhibit 99.2

CONSENT OF INDEPENDENT AUDITOR

We have issued our report dated May 29, 2020, with respect to the financial statements of ETF Managers Capital LLC (a Delaware limited liability company) included in the Current Report of ETF Managers Group Commodity Trust I (the “Trust”) on Form 8-K filed with the U.S. Securities and Exchange Commission on June 1, 2020. We consent to the incorporation by reference in the Trust’s Registration Statements (Forms S-1 No. 333-218453 and No. 333-222379) of the aforementioned report, and to the use of our name as it appears under the caption “Experts”.

/s/ Connolly & Company, P.C.

Warren, New Jersey

June 1, 2020